Summary Prospectus
March 1, 2016, as amended June 30, 2016
Hartford Real Total Return Fund
Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
HABMX	HABNX	HABOX	HABFX	HABQX	HABRX	HABPX
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's daily net asset value, online at www.hartfordfunds.com/prospectuses.html. You can also get this information at no cost by calling 1-888-843-7824 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund's prospectus and statement of additional information dated March 1, 2016, as may be amended or supplemented, are incorporated by reference into this summary prospectus. The Fund's statement of additional information may be obtained, free of charge, in the same manner as the Fund's prospectus.
Investment Objective. The Fund seeks long-term real total return.
Your Expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions and Waivers” section beginning on page 56 of the Fund’s statutory prospectus and the “Purchase and Redemption of Shares” section beginning on page 148 of the Fund’s statement of additional information.
Shareholder Fees  (fees paid directly from your investment)
Share Classes	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None
Annual Fund Operating Expenses(2) (expenses that you pay each year as a percentage of the value of your investment)
Share Classes	A	C	I	R3	R4	R5	Y
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Total other expenses(3)	0.30%	0.31%	0.25%	0.38%	0.34%	0.28%	0.15%
Administrative services fee	None	None	None	0.20%	0.15%	0.10%	None
Other expenses	0.30%	0.31%	0.25%	0.18%	0.19%	0.18%	0.15%
Acquired fund fees and expenses	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%	0.06%
Total annual fund operating expenses(4)	1.51%	2.27%	1.21%	1.84%	1.55%	1.24%	1.11%
Fee waiver and/or expense reimbursement(5)	0.05%	0.06%	0.00%	0.08%	0.09%	0.08%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5)	1.46%	2.21%	1.21%	1.76%	1.46%	1.16%	1.11%
(1)
For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)
Expenses have been restated to reflect current fees.

(3)
“Total other expenses” do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses were included, “Total other expenses” would have been as follows: 0.31% (Class A), 0.32% (Class C), 0.26% (Class I), 0.39% (Class R3), 0.35% (Class R4), 0.29% (Class R5), and 0.16% (Class Y).

(4)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual or semi-annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund’s annual or semi-annual report in the financial highlights table for the applicable period also does not reflect the restated management fees.
(5)
Effective June 30, 2016, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.40% (Class A), 2.15% (Class C), 1.15% (Class I), 1.70% (Class R3), 1.40% (Class R4), 1.10% (Class R5), and 1.05% (Class Y). This contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2017, and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:
•
Your investment has a 5% return each year

•
The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•
You reinvest all dividends and distributions

•
You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$690	$996	$1,324	$2,248
C	$324	$704	$1,210	$2,601
I	$123	$384	$665	$1,466
R3	$179	$571	$988	$2,152
R4	$149	$481	$836	$1,838
R5	$118	$386	$673	$1,493
Y	$113	$353	$612	$1,352
You would pay the following expenses if you did not redeem your shares:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$690	$996	$1,324	$2,248
C	$224	$704	$1,210	$2,601
I	$123	$384	$665	$1,466
R3	$179	$571	$988	$2,152
R4	$149	$481	$836	$1,838
R5	$118	$386	$673	$1,493
Y	$113	$353	$612	$1,352
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.
Principal Investment Strategy. The Fund seeks to achieve its investment objective by actively allocating the Fund’s assets to multiple global asset classes that the Fund’s sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes provide attractive valuations and attractive technical characteristics, and, in the aggregate, create a portfolio designed to have low correlation to the equities represented in the S&P 500 Index. In addition, the Fund will allocate a portion of its assets to specialized investment teams within Wellington Management that the sub-adviser believes will generate attractive returns that are uncorrelated to one another. The sub-adviser also seeks to actively manage the Fund’s overall risk and provide attractive real total returns with moderate volatility and low correlation to equities over a full market cycle. As used herein, “real total returns” means consistent positive total returns that outpace inflation over the long term regardless of market conditions.
The Fund may invest in fixed income securities and cash and cash equivalents, including, but not limited to, sovereign debt, agency securities, supranational investments, mortgage-backed securities, “to-be-announced” investments, corporate debt, asset-backed securities, bank loans, convertible bonds, and other fixed-income instruments, as well as derivatives related to interest rates and fixed-income securities. These fixed-income instruments could include non-investment grade debt obligations (also known as “junk bonds”) and emerging market debt obligations. The Fund may invest in fixed income securities of any maturity or duration. The Fund may also invest directly in listed and unlisted equity and equity related securities, including, but not limited to, common stock, preferred stock, depositary receipts (including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs")), index-related securities (including exchange traded funds (“ETFs”)) and exchange traded notes (“ETNs”), real estate investment structures (including real estate investment trusts (“REITs”)), convertible bonds, convertible preferred stock, rights, warrants, and similarly liquid equity equivalents. The Fund may invest in equity securities of issuers with any market capitalization.
The Fund may make significant use of derivative transactions. The Fund uses derivatives in pursuit of its investment objective, to manage portfolio risk and/or to replicate securities the Fund could buy directly. The Fund may actively manage market exposure through the use of derivatives, which may include futures (on asset classes or indices including volatility indices), forwards, options, swaps, structured notes and spot transactions. Derivatives will be used to obtain long or short exposure to a particular security, asset class (including commodities), region, industry, currency, or index, or to other securities, groups of securities, or events.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters, please see “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Market Risk −Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Asset Allocation Risk −The risk that if the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. The investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.
Interest Rate Risk −The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are at, or near, historic lows.
Credit Risk −Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Call Risk −Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.
Mortgage- and Asset-Backed Securities Risk −Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to credit risk, interest rate risk, “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.
Foreign Investments Risk −Investments in foreign securities may be riskier than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.
Emerging Markets Risk −The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Structured Securities Risk −Structured securities are subject to credit risk. The Fund may invest in structured securities that are subordinated to the right of payment of another class. Such subordinated structured securities typically have greater risks of non-payment and loss than unsubordinated structured securities. Structured securities are typically sold in private placement transactions and typically have no active trading market, which may make them difficult to value and sell. The Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act of 1940, as amended (the "1940 Act").
Derivatives Risk −Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Futures and Options Risks −Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.
Leverage Risk −Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.
Investment Strategy Risk −The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund’s investment objective will be achieved.
Inflation-Protected Securities Risk −The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
Active Trading Risk −Active trading could increase the Fund's transaction costs and may increase your tax liability as compared to a fund with less active trading policies. These effects may adversely affect Fund performance.
The Fund is subject to certain other risks, which are discussed in “Additional Information Regarding Investment Strategies and Risks” and "More Information About Risks" in the Fund’s statutory prospectus.
Past Performance. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com.
The returns:
•
Assume reinvestment of all dividends and distributions

•
Would be lower if the Fund’s operating expenses had not been limited.

The bar chart:
•
Shows the Fund’s total return has varied from year to year

•
Does not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•
Shows the returns of the Fund’s Class A shares. Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year (excludes sales charges)
Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 5.92% (1st quarter, 2015)     Lowest -5.85% (3rd quarter, 2015)
Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of a broad-based market index and a custom benchmark. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.
Average annual total returns for periods ending December 31, 2015 (including sales charges)
Share Classes	1 Year	Lifetime (since 11/29/13)
Class A – Return Before Taxes	-9.56%	-4.88%
– After Taxes on Distributions	-9.64%	-5.28%
– After Taxes on Distributions and Sale of Fund Shares	-5.34%	-3.69%
Share Classes (Return Before Taxes)
Class C	-6.00%	-2.97%
Class I	-3.96%	-1.92%
Class R3	-4.62%	-2.62%
Class R4	-4.30%	-2.32%
Class R5	-4.07%	-2.02%
Class Y	-3.96%	-1.92%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.05%	0.05%
Consumer Price Index + 5% (reflects no deduction for fees, expenses or taxes)	5.73%	5.71%
Management. The Fund’s investment manager is Hartford Funds Management Company, LLC. The Fund’s sub-adviser is Wellington Management.
The Fund employs a multiple portfolio manager structure. The portfolio manager with the most significant responsibilities is set forth below.
Portfolio Manager	Title	Involved with Fund Since
Stephen A. Gorman, CFA	Senior Managing Director, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager	2013

Purchase and sale of fund shares. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts.
Share Classes	Minimum Initial Investment	Minimum Subsequent Investment
Class A, Class C and Class I	$5,000 for all accounts except: $250, if establishing an Automatic Investment Plan (“AIP”), with recurring monthly investments of at least $50 Class I shares are offered primarily through advisory fee-based wrap programs	$50
Class R3, Class R4 and Class R5	No minimum initial investment Offered primarily to employer-sponsored retirement plans	None
Class Y	$250,000 Offered primarily to certain institutional investors and certain employer-sponsored retirement plans	None
For more information, please see the “How To Buy And Sell Shares” section of the Fund’s statutory prospectus.
You may sell your shares of the Fund on those days when the New York Stock Exchange is open, typically Monday through Friday. You may sell your shares on the web at www.hartfordfunds.com, by phone by calling 1-888-843-7824, by electronic funds transfer, or by wire. In certain circumstances you will need to write to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 to request to sell your shares. For overnight mail, please send the request to Hartford Funds, 30 Dan Road, Suite 55022, Canton, MA 02021-2809.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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8March 1, 2016, as amended June 30, 2016 MFSUM-RTR_063016